Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces First Quarter 2026 Financial Results

April 30, 2026 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCC), a leading SaaS and AI platform provider for the multi-trillion-dollar insurance economy, today announced its financial results for the three months ended March 31, 2026.

“CCC delivered a strong start to 2026, with first quarter revenue growth of 12% and adjusted EBITDA margin expanding approximately 300 basis points year over year to 43%. These results reflect strong demand, disciplined execution, and increasing adoption of our core platform and AI-based solutions across our customer base,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“As insurance claims grow more complex, our customers are relying on CCC to support high‑consequence, mission‑critical workflows with greater automation, intelligence, and consistency,” continued Ramamurthy. “AI is expanding the amount of economic work that can be managed through our platform, building on durable core relationships and deeply embedded workflows across the claims ecosystem. As our largest and most sophisticated customers scale adoption, it reinforces our confidence in the durability of our model and the long-term growth opportunity ahead.”

First Quarter 2026 Financial Highlights

Revenue

•
Total revenue was $281.3 million for the first quarter of 2026, an increase of 12% from $251.6 million for the first quarter of 2025.

Profitability

•
GAAP gross profit was $208.9 million, representing a gross margin of 74%, for the first quarter of 2026, compared with $185.0 million, representing a gross margin of 74%, for the first quarter of 2025. Adjusted gross profit was $215.6 million, representing an adjusted gross profit margin of 77%, for the first quarter of 2026, compared with $192.5 million, representing an adjusted gross profit margin of 77%, for the first quarter of 2025.
•
GAAP operating income was $48.8 million for the first quarter of 2026, compared with GAAP operating loss of $10.7 million for the first quarter of 2025. Adjusted operating income was $106.8 million for the first quarter of 2026, compared with adjusted operating income of $85.3 million for the first quarter of 2025.
•
GAAP net income was $15.4 million for the first quarter of 2026, compared with GAAP net loss of $17.4 million for the first quarter of 2025. Adjusted net income was $66.8 million for the first quarter of 2026, compared with $54.5 million for the first quarter of 2025.
•
Adjusted EBITDA was $120.2 million for the first quarter of 2026, Up 21% compared with adjusted EBITDA of $99.1 million for the first quarter of 2025.

Liquidity

•
CCC had $36.9 million in cash and cash equivalents and $1.288 billion of total debt as of March 31, 2026. The Company generated $57.5 million in cash from operating activities and had free cash flow of $41.6 million during the first quarter of 2026, compared with $58.5 million in cash generated from operating activities and free cash flow of $43.6 million for the first quarter of 2025.

1st Quarter and Recent Business Highlights

•
Large insurer expanded adoption of CCC’s APD platform and AI solutions. CCC expanded its relationship with a top‑five insurer (based on 2024 direct premium written) through a multi‑year enterprise agreement covering core Auto Physical Damage (APD) solutions and adoption of its full suite of AI‑enabled solutions.
•
Continued expansion of CCC’s Casualty platform with large insurers. CCC signed a multi‑year agreement with a different top‑five insurer to move a significant portion of its Casualty operations onto CCC’s platform. This follows a fourth quarter 2025 decision by a top‑six insurer to move a significant portion of its Casualty business to CCC. Both platform decisions were grounded in long‑standing relationships, proven execution in APD, and CCC’s integrated, analytics‑driven approach to Casualty claims management.

•
John Schweitzer joins CCC’s Board of Directors. Schweitzer brings more than three decades of leadership experience across enterprise technology and global go‑to‑market organizations, including senior roles at Salesforce, Informatica, SAP, and Oracle. With the addition of Schweitzer, Neil de Crescenzo, and Barak Eilam over the past 18 months, CCC has strengthened its board to support platform scale, AI innovation, and long‑term value creation while preserving neutrality across its ecosystem.
•
Executed on capital allocation strategy through share repurchases in Q1. CCC completed the accelerated share repurchase (ASR) program begun in the fourth quarter of 2025. Under the ASR, CCC repurchased approximately 43 million shares, utilizing $300 million of the $500 million share repurchase program previously authorized by the Board. Following completion of the ASR, CCC repurchased an additional $100 million of stock in the open market, leaving approximately $100 million available under the authorization.

Business Outlook

Based on information as of today, April 30, 2026, the Company is issuing the following financial guidance:

	Second Quarter 2026	Full Year 2026
Revenue	$283.0 million to $285.0 million	$1.155 billion to $1.163 billion
Adjusted EBITDA	$111.0 million to $113.0 million	$484.0 million to $490.0 million

Conference Call Information

CCC will host a conference call today, April 30, at 8:00 a.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCC), is a leading SaaS and AI platform provider for the multi-trillion-dollar insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud™ platform, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of factors outside our control including public health outbreaks, natural catastrophes, war and terrorism; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property;

our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted EBITDA margin,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	March 31,	December 31,
	2026	2025
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$36,900	$111,192
Accounts receivable—Net of allowances of $4,013 and $3,773 as of March 31, 2026 and December 31, 2025, respectively	140,491	137,056
Income taxes receivable	16,941	33,274
Deferred contract costs	23,499	24,923
Other current assets	33,065	28,653
Total current assets	250,896	335,098
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	169,007	166,796
OPERATING LEASE ASSETS	35,396	36,047
INTANGIBLE ASSETS—Net	987,778	1,010,658
GOODWILL	1,955,551	1,955,551
DEFERRED FINANCING FEES, REVOLVER—Net	1,276	1,368
DEFERRED CONTRACT COSTS	22,525	22,479
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	38,131	35,207
TOTAL	$3,470,788	$3,573,432
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$23,613	$30,954
Accrued expenses	55,922	80,897
Current portion of long-term debt	13,033	13,033
Current portion of long-term licensing agreement—Net	3,521	3,466
Operating lease liabilities	6,760	7,785
Deferred revenues	71,479	72,793
Note payable to minority investor	25,953	25,197
Total current liabilities	200,281	234,125
LONG-TERM DEBT—Net	1,262,138	1,264,941
DEFERRED INCOME TAXES—Net	202,108	199,311
LONG-TERM LICENSING AGREEMENT—Net	20,068	20,968
OPERATING LEASE LIABILITIES	51,626	51,467
OTHER LIABILITIES	13,417	15,610
Total liabilities	1,749,638	1,786,422
COMMITMENTS AND CONTINGENCIES (Notes 19 and 20)
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 586,695,554 and 605,449,050 shares issued and outstanding as of March 31, 2026 and December 31, 2025, respectively	58	60
Additional paid-in capital	3,502,400	3,483,031
Accumulated deficit	(1,780,326)	(1,695,057)
Accumulated other comprehensive loss	(982)	(1,024)
Total stockholders’ equity	1,721,150	1,787,010
TOTAL	$3,470,788	$3,573,432

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended
	March 31,
	2026	2025
REVENUES	$281,274	$251,565
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	68,027	62,205
Amortization of acquired technologies	4,368	4,368
Total cost of revenues	72,395	66,573
GROSS PROFIT	208,879	184,992
OPERATING EXPENSES:
Research and development	52,524	61,763
Selling and marketing	39,418	48,297
General and administrative	49,608	67,119
Amortization of intangible assets	18,512	18,512
Total operating expenses	160,062	195,691
OPERATING INCOME (LOSS)	48,817	(10,699)
INTEREST EXPENSE	(20,300)	(16,926)
INTEREST INCOME	942	1,948
OTHER INCOME (EXPENSE)—NET	3,966	(5,097)
PRETAX INCOME (LOSS)	33,425	(30,774)
INCOME TAX (PROVISION) BENEFIT	(18,008)	13,353
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	15,417	(17,421)
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	—	(1,276)
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$15,417	$(18,697)
Net income (loss) per share attributable to common stockholders:
Basic	$0.03	$(0.03)
Diluted	$0.03	$(0.03)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	587,380,660	636,832,216
Diluted	607,022,694	636,832,216
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	15,417	(17,421)
Other comprehensive income—Foreign currency translation adjustment	42	(15)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	15,459	(17,436)
Less: accretion of redeemable non-controlling interest	—	(1,276)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$15,459	$(18,712)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Three Months Ended
	March 31,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$15,417	$(17,421)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	13,393	13,595
Amortization of intangible assets	22,880	22,880
Deferred income taxes	2,797	(13,354)
Stock-based compensation	31,871	61,048
Amortization of deferred financing fees	511	474
Amortization of discount on debt	36	47
Change in fair value of derivative instruments	(4,395)	5,741
Noncash interest expense	756	—
Changes in:
Accounts receivable—Net	(3,437)	7,364
Deferred contract costs	1,424	(511)
Other current assets	(4,412)	(2,394)
Deferred contract costs—Non-current	(46)	(603)
Other assets	(2,924)	(2,346)
Operating lease assets	651	701
Income taxes	17,319	(1,100)
Accounts payable	(7,341)	4,956
Accrued expenses	(25,104)	(20,983)
Operating lease liabilities	(866)	(1,292)
Deferred revenues	(1,314)	1,604
Other liabilities	245	86
Net cash provided by operating activities	57,461	58,492
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(15,876)	(14,846)
Acquisition of EvolutionIQ, Inc., net of cash acquired	—	(415,133)
Net cash used in investing activities	(15,876)	(429,979)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	3,487	1,004
Proceeds from employee stock purchase plan	1,284	1,650
Payments for employee taxes withheld upon vesting of equity awards	(17,272)	(43,471)
Repurchase of common stock	(100,166)	(72,275)
Proceeds from issuance of long-term debt	—	225,000
Payments of fees associated with the debt modification	—	(6,565)
Principal payments on long-term debt	(3,258)	(2,503)
Net cash (used in) provided by financing activities	(115,925)	102,840
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	48	(13)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(74,292)	(268,660)
CASH AND CASH EQUIVALENTS:
Beginning of period	111,192	398,983
End of period	$36,900	$130,323
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$896	$—
Stock issued related the acquisition of EvolutionIQ, Inc.	$—	$250,441
Issuance of promissory note to minority investor of redeemable preferred securities	$—	$22,955
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$19,008	$16,358
Cash (received) paid for income taxes—Net	$(2,109)	$445

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended March 31,
(amounts in thousands, except percentages)	2026	2025
Gross Profit	$208,879	$184,992
Amortization of acquired technologies	4,368	4,368
Stock-based compensation and related employer payroll tax	2,382	3,101
Adjusted Gross Profit	$215,629	$192,461
Gross Profit Margin	74%	74%
Adjusted Gross Profit Margin	77%	77%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2026	2025
Operating expenses	$160,062	$195,691
Amortization of intangible assets	(18,512)	(18,512)
Stock-based compensation expense and related employer payroll tax	(32,686)	(62,818)
M&A and integration costs	—	(7,619)
Litigation proceeds, net	—	3,790
Debt refinancing costs	—	(3,119)
Equity transaction costs, including secondary offerings	—	(287)
Adjusted Operating Expenses	$108,864	$107,126

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2026	2025
Operating income (loss)	$48,817	$(10,699)
Amortization of intangible assets	18,512	18,512
Amortization of acquired technologies—Cost of revenue	4,368	4,368
Stock-based compensation expense and related employer payroll tax	35,068	65,919
M&A and integration costs	—	7,619
Litigation proceeds, net	—	(3,790)
Debt refinancing costs	—	3,119
Equity transaction costs, including secondary offerings	—	287
Adjusted Operating Income	$106,765	$85,335

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2026	2025
Net income (loss)	$15,417	$(17,421)
Interest expense	20,300	16,926
Interest income	(942)	(1,948)
Income tax provision (benefit)	18,008	(13,353)
Amortization of intangible assets	18,512	18,512
Amortization of acquired technologies—Cost of revenue	4,368	4,368
Depreciation and amortization of software, equipment and property	2,018	2,264
Depreciation and amortization of software, equipment and property—Cost of revenue	11,375	11,331
Stock-based compensation expense and related employer payroll tax	35,068	65,919
M&A and integration costs	—	7,619
Litigation proceeds, net	—	(3,790)
Debt refinancing costs	—	3,119
Equity transaction costs, including secondary offerings	—	287
Change in fair value of derivative instruments	(4,395)	5,741
Expense (Income) from derivative instruments	469	(497)
Adjusted EBITDA	$120,198	$99,077
Adjusted EBITDA Margin	43%	39%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2026	2025
Net income (loss)	$15,417	$(17,421)
Amortization of intangible assets	18,512	18,512
Amortization of acquired technologies—Cost of revenue	4,368	4,368
Stock-based compensation expense and related employer payroll tax	35,068	65,919
M&A and integration costs	—	7,619
Litigation proceeds, net	—	(3,790)
Debt refinancing costs	—	3,119
Equity transaction costs, including secondary offerings	—	287
Change in fair value of derivative instruments	(4,395)	5,741
Tax effect of adjustments	(2,162)	(29,873)
Adjusted Net Income	$66,808	$54,481
Adjusted Net Income Per Share attributable to common stockholders:
Basic	$0.11	$0.09
Diluted	$0.11	$0.08
Weighted average shares outstanding:
Basic	587,380,660	636,832,216
Diluted	607,022,694	669,658,149

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended March 31,
(dollar amounts in thousands)	2026	2025
Net cash provided by operating activities	$57,461	$58,492
Purchases of software, equipment, and property	(15,876)	(14,846)
Free Cash Flow	$41,585	$43,646